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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                           Date of Report May 20, 2002
                                  ------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)



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
                 Delaware                                      1-15827                             38-3519512
                 --------                                      -------                             ----------
(State or other jurisdiction of incorporation)         (Commission File Number)         (IRS Employer Identification No.)


 5500 Auto Club Drive, Dearborn, Michigan                                                            48126
------------------------------------------                                                         ---------
 (Address of principal executive offices)                                                          (Zip Code)
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        Registrant's telephone number, including area code (800)-VISTEON
                                                           -------------

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ITEM 5. OTHER EVENTS.

         On May 20, 2002, we issued a press release concerning our second quarter 2002 and full year expectations. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
20                         Press release dated May 20, 2002

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          VISTEON CORPORATION




Date:  May 20, 2002                       By: /s/ Stacy L. Fox
                                              ----------------------------------
                                                  Stacy L. Fox
                                                  Senior Vice President,
                                                  General Counsel and Secretary






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                                  EXHIBIT INDEX


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Exhibit No.                               Description                             Page
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
Exhibit 20                            Press Release dated
                                      May 20, 2002
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